Liability For Unpaid Claims	9 Months Ended
Sep. 30, 2020
OAK Street Health Inc and Affiliates [Member]
Disclosure Of Liability For Unpaid Claims

NOTE 9. LIABILITY FOR UNPAID CLAIMS

Medical claims expense and the liability for unpaid claims include estimates of the Company’s obligations for medical care services that have been rendered by third parties on behalf of insured consumers for which the Company is contractually obligated to pay (through the Company’s full risk capitation arrangements), but for which claims have either not yet been received, processed, or paid. The Company develops estimates for medical care services incurred but not reported (“IBNR”), which includes estimates for claims that have not been received or fully processed, using a process that is consistently applied, centrally controlled and automated. This process includes utilizing actuarial models when a sufficient amount of medical claims history is available from the third-party healthcare service providers. The actuarial models consider factors such as time from date of service to claim processing, seasonal variances in medical care consumption, health care professional contract rate changes, medical care utilization and other medical cost trends, membership volume and demographics, the introduction of new technologies, and benefit plan changes. In developing its unpaid claims liability estimates, the Company applies different estimation methods depending on which incurred claims are being estimated. For the most recent three months, the Company estimates claim costs incurred by applying observed medical cost trend factors to the average PPPM medical costs incurred in prior months for which more complete claims data are available, supplemented by a review of near-term completion factors (actuarial estimates, based upon historical experience and analysis of current trends, of the percentage of incurred claims during a given period that have been adjudicated by the Company at the date of estimation). For the months prior to the most recent three months, the Company applies completion factors to actual claims adjudicated-to-date to estimate the expected amount of ultimate incurred claims for those months.

The Company purchases provider excess insurance to protect against significant, catastrophic claims expenses incurred on behalf of its patients. The total amount of provider excess insurance premium was $921 and $749, and total reimbursements were $766 and $0 for the three-months ended September 30, 2020 and 2019, respectively. The total amount of provider excess insurance premium was $2,633 and $1,707, and total reimbursements were $1,519 and $0 for the nine-months ended September 30, 2020 and 2019, respectively. The provider excess insurance premiums less reimbursements are reported in medical claims expense in the consolidated statements of operations. Provider excess recoverables due are reported in other current assets in the consolidated balance sheets. As of September 30, 2020, the Company’s provider excess insurance deductible was $250 per member and covered up to a maximum of $5,000 per member per calendar year.

The Company’s liabilities for unpaid claims were as follows as of September 30, 2020 and December 31, 2019:

	September 30, 2020	December 31, 2019
Balance, beginning of period	$170,629	$68,174
Incurred health care costs:
Current year	428,708	383,169
Prior years	11,364	268
Total claims incurred	$440,072	$383,437

Current year	(233,379)	(226,618)
Prior years	(120,821)	(56,220)
Total claims paid	$(354,200)	$(282,838)
Adjustments to other claims-related liabilities	726	1,856
Balance, end of year	$257,227	$170,629

We assess the profitability of our managed care capitation arrangement to identify contracts where current operating results or forecasts indicate probable future losses. If anticipated future variable costs exceed anticipated future revenues, a premium deficiency reserve is recognized. No premium deficiency reserves were recorded as of September 30, 2020 and December 31, 2019.

In accordance with its policy, the Company reviews its estimated liability for unpaid claims on an ongoing basis. During the second quarter of 2020, this review indicated that actual medical claims expense was higher than prior period estimates as well as a change in our historical payor claim receipt and payment patterns. As a result, as of the period ended September 30, 2020, the Company updated its estimate of its liability of unpaid claims, primarily based on historical experience of medical claims expense. The result of this updated information was additional medical claims expense related to the year ended December 31, 2019 of approximately $20 and $11,364 for the three and nine-months ended September 30, 2020.